EXCHANGE TRADED CONCEPTS TRUST

ROBO Global® Robotics and Automation Index ETF (the “Fund”)

NYSE ARCA Ticker: ROBO

Supplement dated December 12, 2022 to the Fund’s currently effective

Summary prospectus, Prospectus (together, the “Prospectuses”),

and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Fund’s Prospectuses and SAI and should be read in conjunction with those documents.

•	Effective as of the close of business on February 10, 2023, the sub-advisory agreement between Exchange Traded Concepts, LLC (“ETC” or the “Adviser”) and Vident Investment Advisory, LLC (“Vident”) will terminate and Vident will no longer serve as the Fund’s sub-adviser. Effective at that time, all references to “Vident Investment Advisory, LLC” and “Vident” are deleted from the Fund’s Prospectuses and SAI. Also effective at that time, all references to Rafael Zayas and Ryan Dofflemeyer as the Fund’s portfolio managers are deleted from the Fund’s Prospectuses and SAI.

•	In addition, effective December 14, 2022, ETC will assume all of the duties and responsibilities previously delegated by ETC to Vident. As a result, Andrew Serowik, Gabriel Tan, and Todd Alberico, each of ETC, will become portfolio managers of the Fund at that time. The change will have no effect on the Fund’s investment objective or principal investment strategies. Additionally, the change will not affect the Fund’s fees and expenses.

The following specific changes are made to reflect the addition of Messrs. Serowik, Tan, and Alberico:

Prospectuses

The following is added under “Portfolio Managers” in the summary section:

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2022.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2022.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2022.

Prospectus

The following is added under “Portfolio Managers” beginning on page 43:

Mr. Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

Mr. Alberico joined the Adviser in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in New York with a Bachelor of Science degree in Finance.

Mr. Tan joined the Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.

SAI

Relevant information about Messrs. Serowik, Tan, and Alberico is provided under “The Portfolio Managers”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ROB-SK-013-0100